                                                                    EXHIBIT 99.2


                                BIO-PLEXUS, INC.
                             CONDENSED BALANCE SHEET
                                   (UNAUDITED)



                                                                  AUGUST 31,
                                                                    1997
                                                                ------------

ASSETS
Current assets:
     Cash and cash equivalents                                  $  2,450,000
     Accounts receivable                                             434,000
     Inventories
         Raw materials                                             1,080,000
         Work-in-process                                             297,000
         Finished goods                                              387,000
                                                                ------------
                                                                   1,764,000
                                                                ------------
     Other current assets                                            366,000
                                                                ------------
         Total current assets                                      5,014,000
                                                                ------------

Fixed assets, net                                                  8,028,000

Deferred debt financing expenses                                     110,000
Patents, net of amortization                                         103,000
Other assets                                                         302,000
                                                                ------------
                                                                $ 13,557,000
                                                                ============

LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities:
     Current portion of long-term debt                          $  2,004,000
     Accounts payable and accrued expenses                           948,000
     Accrued interest payable                                         56,000
     Accrued employee costs                                          556,000
     Deferred revenue                                              1,243,000
                                                                ------------
         Total current liabilities                                 4,807,000
                                                                ------------

Other long-term debt, net                                          4,043,000
Redeemable Class A common stock                                       20,000
Redeemable common stock warrants                                     149,000

Shareholders' equity
     Convertible preferred stock, no par value, 3,000,000                 --
       authorized, no shares issued and outstanding
     Common stock, no par value, 15,000,000 authorized,
     11,014,900 shares issued and outstanding                     61,159,000
     Accumulated deficit                                         (56,621,000)
                                                                ------------
         Total shareholders' equity                                4,538,000
                                                                ------------
                                                                $ 13,557,000
                                                                ============

                                                                    EXHIBIT 99.2

                                 BIO-PLEXUS, INC

                        CONDENSED STATEMENT OF OPERATIONS
                                   (UNAUDITED)


                                                        TWO MONTHS ENDED
                                                        AUGUST 31, 1997



Revenues                                                  $   520,000

Costs and expenses:
  Research and development                                    271,000
  Other operating and engineering costs                       911,000
  Selling, general and administrative                       1,024,000
                                                          -----------
       Total operating costs and expenses                   2,206,000
                                                          -----------

Financing expenses:
  Amortization of deferred debt financing                     175,000
  Other financing expenses                                    146,000
                                                          -----------
    Total financing expenses                                  321,000
                                                          -----------

Net loss                                                   (2,007,000)
Less:  Imputed dividend on preferred stock (Item 5)          (500,000)

Net loss applicable to common stock                       $(2,507,000)
                                                          ===========


Net loss per common share                                 $     (0.27)
                                                          ===========

Weighted average common shares outstanding
                                                            9,440,708
                                                          ===========







                                       -2-